                                                      Registration No. 333-_____

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-3
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933
                               -------------------

  CMS ENERGY CORPORATION                     CMS ENERGY TRUST II
  (Exact name of registrant                 (Exact name of registrant
  as specified in its charter)              as specified in its charter)

         MICHIGAN                                      DELAWARE
  (State or other jurisdiction of           (State or other jurisdiction of
  incorporation or organization)             incorporation or organization)

         38-2726431                                    TO BE APPLIED FOR
  (I.R.S. Employer Identification No.)      (I.R.S. Employer Identification No.)

                        FAIRLANE PLAZA SOUTH, SUITE 1100
                              330 TOWN CENTER DRIVE
                            DEARBORN, MICHIGAN 48126
                                 (313) 436-9200
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)
                               -------------------

                                 ALAN M. WRIGHT
                SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                        FAIRLANE PLAZA SOUTH, SUITE 1100
                              330 TOWN CENTER DRIVE
                            DEARBORN, MICHIGAN 48126
                                 (313) 436-9200
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                               -------------------

It is respectfully requested that the Commission send copies of all notices, orders and communications to:

                           MICHAEL D. VANHEMERT, ESQ.
                             CMS ENERGY CORPORATION
                              FAIRLANE PLAZA SOUTH
                        330 TOWN CENTER DRIVE, SUITE 1100
                            DEARBORN, MICHIGAN 48126
                                 (313) 436-9602
                               -------------------


      APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: As soon as practicable after the effective date of this Registration Statement.

                               -------------------

      If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: [ ]

      If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: [X]

      If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] Registration
No. 333-48899

      If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

      If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]


                                CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------------------------------------------------
Title of each class         Amount               Proposed                  Proposed            Amount of
securities to be            to be             maximum offering         maximum aggregate     registration
  registered              registered (1)    price per security (1)    offering price (1)        fee (1)
-----------------------------------------------------------------------------------------------------------
Common Stock, par value
  $.01  per share, of CMS
  Energy  Corporation      169,964               $46.189                 $7,850,500           $2,315.90
-----------------------------------------------------------------------------------------------------------

(1) Estimated solely for purposes of calculating the registration fee; the maximum aggregate offering price is the amount by which the proceeds of a November 10, 1998 offering of Common Stock exceeded the amount registered under Registration No. 333-48899.

     This Registration Statement shall become effective upon filing with the Commission in accordance with Rule 462(b) under the Securities Act of 1933.



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



      INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE PURSUANT TO GENERAL
                           INSTRUCTION IV OF FORM S-3

      In accordance with the provisions of General Instruction IV of Form S-3, CMS Energy Corporation ("CMS Energy") hereby incorporates by reference the contents of CMS Energy's Registration Statement on Form S-3 (Registration No. 333-48899) filed with the Securities and Exchange Commission on March 30, 1998, which Registration Statement was declared effective on April 1, 1998.

                 PART II. INFORMATION NOT REQUIRED IN PROSPECTUS

      All Exhibits filed with the Registration Statement on Form S-3, as amended (File No. 333-48899), are incorporated by reference into, and shall be deemed part of, this Registration Statement, except the following, which are filed herewith:

EXHIBIT NO.           DESCRIPTION
-----------           -----------

 (4)(a)        -      Fifth Supplemental Indenture dated as of August 26, 1998
                      between CMS Energy Corporation and The Chase Manhattan
                      Bank, as Trustee.

 (5)           -      Opinion of Michael D. VanHemert, Assistant General Counsel
                      for CMS Energy.

 (15)          -      Letter regarding unaudited interim financial information.

 (23)(a)       -      Consent of Michael D. VanHemert, Assistant General Counsel
                      for CMS Energy (included in Exhibit (5) above.)

 (23)(b)       -      Consent of Arthur Andersen LLP.

                                   SIGNATURES
                                   ----------


      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dearborn, and State of Michigan, on the 11th day of November, 1998.



                                                 CMS ENERGY CORPORATION



                                                 By  /s/ Alan M. Wright
                                                   -----------------------------
                                                    Senior Vice President and
                                                     Chief Financial Officer


      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their respective capacities as officers and/or directors of CMS Energy Corporation and on the dates indicated.




           Name                                   Title                             Date
           ----                                   -----                             ----

(i) Principal executive officer

/s/ William T, McCormick                     Chairman of the Board,            November 11, 1998
--------------------------------              Chief Executive Officer
  (William T. McCormick, Jr.)                 and Director



(ii) Principal financial officer:

/s/  Alan M. Wright                          Senior Vice President             November 11, 1998
--------------------------------              Chief Financial Officer
     (Alan M. Wright)                         and Treasurer



(iii) Controller or principal
accounting officer:

/s/  Preston D. Hopper                       Senior Vice President,            November 11, 1998
--------------------------------              Corporate Performance,
    (Preston D. Hopper)                       and Chief Accounting Officer





                 *
----------------------------------------         Director                November 11, 1998
    (John M. Deutch)


                 *
-----------------------------------------        Director                November 11, 1998
    (James J. Duderstadt)


                 *
-----------------------------------------        Director                November 11, 1998
    (Kathleen R. Flaherty)


                 *
-----------------------------------------        Director                November 11, 1998
    (Victor J. Fryling)


                 *
-----------------------------------------        Director                November 11, 1998
    (Earl D. Holton)


                 *
-----------------------------------------        Director                November 11, 1998
    (William U. Parfet)

                 *
-----------------------------------------        Director                November 11, 1998
    (Percy A. Pierre)



-----------------------------------------        Director                November 11, 1998
    (Kenneth L. Way)

                 *
-----------------------------------------        Director                November 11, 1998
    (Kenneth Whipple)


                 *
-----------------------------------------        Director                November 11, 1998
    (John B. Yasinsky)

Alan M. Wright, by signing his name hereto, does hereby execute this Registration
Statement on behalf of the directors of the Registrant indicated above by asterisks, pursuant to powers of attorney duly executed by such directors and filed as an exhibit to Registration No. 333-48899.

                    *By  /s/ Alan M. Wright
                         -------------------------------------           November 11, 1998
                        (Alan M. Wright)

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, CMS Energy Trust II Certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this Form S-3 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dearborn, State of Michigan, on the 11th day of November, 1998.

                                             CMS ENERGY TRUST II


                                             By  /s/ Alan M. Wright
                                               -----------------------------
                                                  Alan M. Wright, Trustee



                                             By  /s/ Thomas A. McNish
                                               -------------------------------
                                                  Thomas A. McNish, Trustee

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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------



                                    FORM S-3

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933




                             CMS ENERGY CORPORATION
                               CMS ENERGY TRUST I
                               CMS ENERGY TRUST II


                                    EXHIBITS



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


                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       -----------

 (4)(a)     -     Fifth Supplemental Indenture dated as of August 26, 1998
                  between CMS Energy Corporation and the Chase Manhattan Bank, as Trustee.

 (5)        -     Opinion of Michael D. Vanhemert, Assistant General Counsel for
                  CMS Energy.

 (15)       -     Letter regarding unaudited interim financial information.

 (23)(a)    -     Consent of Michael D. VanHemert, Assistant General Counsel for
                  CMS Energy (included in Exhibit (5) above.)

 (23)(b)    -     Consent of Arthur Andersen LLP.